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FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

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SETTLEMENT PERIOD: FEB-98         PAYMENT DATE:  3/16/98
AS OF THE RECORD DATE:
Series C Invested Amount ..................................................     $  135,000,000
Series C Pool Factor ......................................................     1.000000000000

Series D (Class A and B) Invested Amount ..................................     $  109,260,000
Series D (Class A and B) Pool Factor ......................................     1.000000000000

Subordinated Series 1995-1 Invested Amount ................................     $   30,000,000
Subordinated Series 1995-1 Pool Factor ....................................     1.000000000000

Variable Funding Certificate (VFC) Invested Amount ........................     $    6,000,000

For the Settlement Period:                                                                         PER $1,000
                                                                                                   ----------
Gross Collections for the Settlement Period ...............................     $  193,347,508     $   689.89
Defaulted Amount for the Settlement Period ................................                  0           0.00
Recoveries for the Settlement Period ......................................                  0           0.00

Certificate/Fee Distribution on: 3/16/98

     Interest on the Series C Certificates ................................     $   603,956.25     $     2.15
     Interest on the Series D - Class A Certificates ......................         439,125.00           1.57
     Interest on the Subordinated Series 1995-1 Certificates ..............         147,937.50           0.53
     Interest on the Series D - Class B Certificates ......................          44,274.38           0.16
     Principal of the Series C Certificates ...............................               0.00           0.00
     Principal of the Series D - Class A Certificates .....................               0.00           0.00
     Principal on the Subordinated Series 1995-1 Certificates .............               0.00           0.00
     Principal of the Series D - Class B Certificates .....................               0.00           0.00
     Servicing Fee ........................................................         464,985.07           1.66
                                                                                --------------     ----------
                         Total of distributions ...........................     $ 1,700,278.20     $     6.07
                                                                                ==============     ==========
VFC activity for the February 1998 Settlement Period:

     Beginning principal of the Variable Funding Certificate ..............     $         0.00
     Principal from the Variable Funding Certificateholder ................       6,000,000.00
     Principal to the Variable Funding Certificateholder ..................               0.00
                                                                                --------------
     Ending principal of the Variable Funding Certificate .................     $ 6,000,000.00
                                                                                ==============

     Interest for the Settlement Period for the VFC .......................     $     4,128.33     $     0.01
     Liquidity Fees for the Settlement Period for the VFC .................          14,628.40           0.05
                                                                                --------------     ----------
     Total VFC Interest and Liquidity Fees for the Settlement Period ......     $    18,756.73     $     0.06
                                                                                ==============     ==========
As of the end of the February 1998 Settlement Period:

Subordinated Amounts:
    Series C Certificates .................................................     $   31,666,667
    Series D - Class A Certificates .......................................     $   23,456,790
    Variable Funding Certificate  (VFC) ...................................     $    1,407,407
Aggregate Subordinated Transferor Amount ..................................     $   36,417,966

Cash Collateral Account balance ...........................................     $            0
Collection Account balance ................................................     $    1,820,000
Excess Funding Account balance ............................................     $    6,600,000

  -   Amounts per $1,000 are in relation to the aggregated Invested Amount (Series C and D, the VFC and Subordinated Series
      1995-1) as of the Record Date.
  -   Interest is for the Interest Accrual Period ending March 15th.
  -   The Series C Certificate Rate was 5.965% for this Interest Accrual Period.
  -   The Series D - Class A Certificate Rate was 5.855% for this Interest Accrual Period.
  -   The Subordinated Series 1995-1 Certificate Rate was 6.575% for this Interest Accrual Period.
  -   The Series D - Class B Certificate Rate was 6.375% for this Interest Accrual Period.
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